June 13, 2011

Supplement

SUPPLEMENT DATED JUNE 13, 2011 TO THE PROSPECTUS OF
MORGAN STANLEY MORTGAGE SECURITIES TRUST
Dated February 28, 2011

The fourth paragraph in the section of the Prospectus titled "Fund Summary—Principal Investment Strategies" is hereby deleted and replaced with the following:

The Fund may invest in asset-backed securities. The Fund may also invest in restricted and illiquid securities.

The following disclosure is hereby added as the eighth paragraph in the section of the Prospectus titled "Fund Summary—Principal Risks":

Liquidity Risk. The Fund's investments in restricted and illiquid securities may entail greater risk than investments in publicly traded securities. These securities may be more difficult to sell, particularly in times of market turmoil. Illiquid securities may be more difficult to value. If the Fund is forced to sell an illiquid security to fund redemptions or for other cash needs, it may be forced to sell the security at a loss.

The following disclosure is hereby added as the seventh paragraph in the section of the Prospectus titled "Fund Details—Additional Information about the Fund's Investment Objective, Strategies and Risks—Principal Investment Strategies":

The Fund may purchase certain non-publicly traded "restricted" securities. These securities may include "144A" securities, which are exempt from registration and may only be resold to qualified institutional buyers. The Fund may invest up to 15% of its assets in illiquid securities, including restricted securities that are illiquid. The Fund may invest an unlimited amount in restricted securities that are considered by the Investment Adviser to be liquid.

The following disclosure is hereby added as the fourteenth paragraph in the section of the Prospectus titled "Fund Details—Additional Information about the Fund's Investment Objective, Strategies and Risks—Principal Risks":

Liquidity Risk. The Fund's investments in restricted and illiquid securities may entail greater risk than investments in publicly traded securities. These securities may be more difficult to sell, particularly in times of market turmoil. Illiquid securities may be more difficult to value. If the Fund is forced to sell an illiquid security to fund redemptions or for other cash needs, it may be forced to sell the security at a loss.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

FDLSPT2 6/11

June 13, 2011

Supplement

SUPPLEMENT DATED JUNE 13, 2011 TO THE STATEMENT OF ADDITIONAL INFORMATION OF
MORGAN STANLEY MORTGAGE SECURITIES TRUST
Dated February 28, 2011

The following disclosure is hereby added as the penultimate paragraph on page 23 in the section of the Statement of Additional Information titled: "II. Description of the Fund and Its Investments and Risks — B. Investment Strategies and Risks":

Private Placements and Restricted Securities. The Fund may invest up to 15% of its net assets in securities which are subject to restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), or which are otherwise not readily marketable. Securities eligible for resale pursuant to Rule 144A under the Securities Act, and determined to be liquid pursuant to the procedures discussed in the following paragraph, are not subject to the foregoing restriction. These securities are generally referred to as private placements or restricted securities. Limitations on the resale of these securities may have an adverse effect on their marketability, and may prevent the Fund from disposing of them promptly at reasonable prices. The Fund may have to bear the expense of registering the securities for resale and the risk of substantial delays in effecting the registration.

Rule 144A permits the Fund to sell restricted securities to qualified institutional buyers without limitation. The Investment Adviser, pursuant to procedures adopted by the Board of Trustees, will make a determination as to the liquidity of each restricted security purchased by the Fund. If a restricted security is determined to be "liquid," the security will not be included within the category "illiquid securities," which may not exceed 15% of the Fund's net assets. However, investing in Rule 144A securities could have the effect of increasing the level of Fund illiquidity to the extent the Fund, at a particular point in time, may be unable to find qualified institutional buyers interested in purchasing such securities.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.